Exhibit 10.4.3

VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN

FOR EXECUTIVES

(As Restated Effective January 1, 2008)

AMENDMENT TO

ADOPTION AGREEMENT

If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 4490 Cox Road, Glen Allen, VA 23060-3341 - telephone number (804) 643-7469 during business hours.

1.	EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.18 OF THE PLAN.

(a) Name of Plan Sponsor:	(b) Plan Sponsor’s telephone Number:

C&F Financial Corporation	( ) 804-843-2360

(c) Address of Plan Sponsor:	(d) Plan Sponsor’s EIN:

Post Office Box 391	54-1680165

West Point, VA 23181	(e) Plan Sponsor’s Tax Year End:

12/31

2.	GENERAL PLAN INFORMATION.

(a)	Name of Plan:

VBA Executive’s Deferred Compensation Plan for C&P Financial Corporation.

(b)	Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution].

11. 2008 409A TRANSITION ELECTIONS.

Paragraph 7.4

(a) Availability Generally	A Participant shall not be permitted to change Deferred Compensation Elections made for the Plan Years 2005, 2006, 2007 and 2008 except as may otherwise be permitted in paragraph 7.3 unless The Plan Sponsor permits by an election below:

☑ (1)	Permitted. A Participant shall be permitted to change Deferred Compensation Elections made for Plan Years 2005, 2006, 2007 and 2008 prior to December 31, 2008 as follows [Check one]:

	☐	(A)	A separate change election may be made for each Plan Year.

	☒	(B)	Only one change election may be made which shall to apply to all four Plan Years.

Plan Amendment

Pursuant to subparagraph 11.1 of the Plan, the Board hereby adopts the following amendment to the Model Plan. This amendment is effective only if adopted by the Board prior to December 31, 2008.

1.	Paragraph 7.4 of the Plan is amended to read as follows:

7.4 Transition Election Changes.

7.4(a) If permitted by the Plan Sponsor in Option 11 of the Adoption Agreement, prior to December 31, 2007, a Participant who made a Deferral Election for the Plan Year 2005, 2006 and/or 2007 may elect a new Benefit Commencement Date and/or a different form of payment applicable to a subdivision of his Deferral Account related to any or all of such Plan Years in accordance with the following provisions:

(i) No such change may accelerate payments into the 2007 Plan Year that were not otherwise scheduled to be made during such year.

(ii) No such change may delay payment into a later Plan Year that were otherwise scheduled to be paid during the 2007 Plan Year.

(iii) A separate change election may be made for the subdivision of his Deferral Account related to each of the Plan Years or one change election shall be applicable to the subdivisions of his Deferral Account related to all three Plan Years, as selected by the Plan Sponsor in Option 11 (a)(2).

(iv) The Benefit Commencement Date and the form of payment that may be elected shall be one that is permitted under the provisions of this restatement of the Plan.

(v) If a Participant does not file an election to change the Benefit Commencement Date and/or the form of payment, then the provisions of the original deferral election shall govern the time and form of payment, subject to clause (i) of subparagraph 7.6(c).

7.4(b) If permitted by the Plan Sponsor in Option 11 of this Amendment to the Adoption Agreement, prior to December 31, 2008, a Participant who made a Deferral Election for the Plan Year 2005, 2006, 2007 and/or 2008 may elect a new Benefit Commencement Date and/or a different form of payment applicable to a subdivision of his Deferral Account related to any or all of such Plan Years in accordance with the following provisions:

(i) No such change may accelerate payments into the 2008 Plan Year that were not otherwise scheduled to be made during such year.

(ii) No such change may delay payment into a later Plan Year that were otherwise scheduled to be paid during the 2008 Plan Year.

(iii) A separate change election may be made for the subdivision of his Deferral Account related to each of the Plan Years or one change election shall be applicable to the subdivisions of his Deferral Account related to all three Plan Years, as selected by the Plan Sponsor in Option 11(a)(1) of this Amendment to the Adoption Agreement.

(iv) The Benefit Commencement Date and the form of payment that may be elected shall be one that is permitted under the provisions of the 2008 restatement of the Plan.

(v) If a Participant does not file an election to change the Benefit Commencement Date and/or the form of payment, then the provisions of the original deferral election or 2007 Transition Election, whichever is later, shall govern the time and form of payment, subject to clause (i) of subparagraph 7.6(c)

IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this instrument this 25th day of November 2008.

C&F Financial Corporation
[Enter Name of Employer)

	By	/s/ Laura H. Shreaves
	Its	SVP, Director of Human Resources

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